UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (date of earliest event reported): September 1, 2017

                          Tiger Reef, Inc.

 (Exact name of registrant as specified in its charter)

Colorado	000-55333	46-3073820
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

           Wellsburg Street #7, Cole Bay, St. Maarten, Dutch West Indies

 (Address of principal executive offices and zip code)

           Tel: (949) 264-1475, Fax: (949) 607-4052

 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule I4a-12 under the Exchange Act (17CFR240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively, “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, our management as well as estimates and assumptions made by our management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions identify forward looking statements as they relate to our business or our management. Such statements reflect management’s current view of our business with respect to future events and are subject to risks, uncertainties, assumptions and other factors (including the risks contained in the section of our Annual Report filed on Form 10-K entitled “Risk Factors”) relating to our industry, operations and results of operations, and other relevant aspects of our business. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although we believe the expectations reflected in the forward looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements contained within this Form 8-K and elsewhere.

Item 7.01	Regulation FD

On October 11, 2017, Tiger Reef, Inc. (“Tiger Reef”) issued a press release and filed a Form 8-K with the Securities and Exchange Commission (SEC) detailing the catastrophic destruction and losses Tiger Reef experienced from Hurricane Irma on September 6, 2017 as well as it was attempting to negotiate with its lenders a temporary forbearance on conversions and to obtain new working capital.

Since issuing this press release and Form 8-K, Tiger Reef has resumed regular day-to-day operations and learned several of its lenders have already converted portions of their convertible notes.  Details of these conversions are disclosed in Item 3.01 herein.

On October 27, 2017, Tiger Reef circulated a draft a 60-day Forbearance Agreement to its group of lenders.  Tiger Reef is giving its lenders a firm deadline of November 3, 2017 to comply and ratify this Forbearance Agreement.  In order for the Forbearance Agreement to go into effect 100% of Tiger Reef’s lenders must ratify the agreement.  In other words, if a single lender decides not to participate there would no agreement and Tiger Reef’s chances of obtaining new financing would be minimal at best.

Presently Tiger Reef has no working capital nor secure sources of future financing.  Management is working diligently to secure new financing, but cannot guarantee any financing will made available – on any terms – to Tiger Reef.  Should Tiger Reef fail to procure new financing within the next two weeks it may be forced to cease ongoing operations.  It is important to note that not only did Tiger Reef suffer devastating losses during Hurricane Irma, but Tiger Reef’s Management also suffered devastating personal catastrophic losses during Hurricane Irma and can no longer provide short-term loans to cover Tiger Reef’s ongoing operational expenses and continued financing shortfalls, which Management has been doing since inception, nor work for deferred compensation.

Item 3.01	Unregistered Sales of Equity Securities

Eagle Equities, LLC (March 1, 2017 Note)

On September 1, 2017, Tiger Reef’s transfer agent received a Notice of Conversion in the amount of $5,000 in principal and $204.44 in interest and subsequently issued 1,051,402 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.00495 a share pursuant to the Eagle Equities convertible note described in detail the Form 8-K filed with the SEC on March 3, 2017.  After this conversion this convertible note had a remaining principal balance of $30,000.00.

EMA Financial, LLC (April 3, 2017 Note)

On October 10, 2017, Tiger Reef’s transfer agent received a Notice of Conversion in the amount of $2,000 in principal and subsequently issued 1,250,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0022 a share pursuant to the EMA Financial convertible note described in detail the Form 8-K filed with the SEC on April 7, 2017.  After this conversion this convertible note had a remaining principal balance of $40,500.00.

On October 30, 2017, Tiger Reef’s transfer agent received a Notice of Conversion in the amount of $1,330 in principal and subsequently issued 1,300,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0016 a share pursuant to the EMA Financial convertible note described in detail the Form 8-K filed with the SEC on April 7, 2017.  After this conversion this convertible note had a remaining principal balance of $39,170.00.

Crown Bridge Partners, LLC (April 3, 2017 Note)

On October 11, 2017, Tiger Reef’s transfer agent received a Notice of Conversion in the amount of $2,365.80 in principal and $250.00 in fees and subsequently issued 1,189,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0022 a share pursuant to the Crown Bridge Partners convertible note described in detail the Form 8-K filed with the SEC on April 7, 2017.  After this conversion this convertible note had a remaining principal balance of $34,634.20.

On October 30, 2017, Tiger Reef’s transfer agent received a Notice of Conversion in the amount of $1,847.60 in principal and $250.00 in fees and subsequently issued 1,311,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0016 a share pursuant to the Crown Bridge Partners convertible note described in detail the Form 8-K filed with the SEC on April 7, 2017.  After this conversion this convertible note had a remaining principal balance of $32,786.60.

On October 31, 2017, Tiger Reef’s transfer agent received a Notice of Conversion in the amount of $1,942.00 in principal and $250.00 in fees and subsequently issued 1,370,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.0016 a share pursuant to the Crown Bridge Partners convertible note described in detail the Form 8-K filed with the SEC on April 7, 2017.  After this conversion this convertible note had a remaining principal balance of $30,844.60.

Blackbridge Capital Growth Fund, LLC (April 17, 2017 Note)

On October 23, 2017, Tiger Reef’s transfer agent received a Notice of Conversion in the amount of $1,202.73 in principal and $4,660.27 in interest and subsequently issued 2,600,000 shares of its common stock, $0.001 par value, at an applicable conversion rate of $0.002255 a share pursuant to the Blackbridge Capital Growth Fund convertible note described in detail the Form 8-K filed with the SEC on April 21, 2017.  After this conversion this convertible note had a remaining principal balance of $73,797,27.

After these conversions, and as of November 1, 2017, Tiger Reef had 32,865,902 shares of its common stock issued and outstanding.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIGER REEF, INC.

Dated: November 1, 2017	By:	/s/ J. Scott Sitra
President and Chief Executive Officer

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